Exhibit 10.1

EXECUTION VERSION

SHARE REPURCHASE AGREEMENT

THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 17th day of August, 2015, by and between the parties named on the signature pages hereto (the “Sellers”) and Aramark, a Delaware corporation (the “Purchaser”).

RECITALS

WHEREAS, on August 17, 2015, a demand registration notice was delivered from the Sellers to the Purchaser regarding the offer and sale of shares of Common Stock, par value $0.01 per share, of the Purchaser (the “Common Stock”), to the public in a registered underwritten public offering, on the terms and conditions set forth in such demand registration notice (the “Secondary Offering”).

WHEREAS, concurrently with and subject to completion of the Secondary Offering, the Sellers desire to sell to the Purchaser, and the Purchaser desires to purchase from the Sellers, 1,500,000 shares of Common Stock, at a price equal to the price at which the underwriter has agreed to purchase the shares in the Secondary Offering, on the terms and conditions set forth in this Agreement (the “Repurchase Transaction”).

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF COMMON SHARES

Section 1.1 Purchase. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Sellers agree to, severally and not jointly, sell, assign, transfer, convey and deliver to the Purchaser, pro rata by Seller based upon the number of shares sold by each Seller in the Secondary Offering, 1,500,000 shares of Common Stock (the “Shares”) and the Purchaser agrees to purchase, acquire and accept the Shares from the Sellers. The purchase price for each Share shall be equal to the price at which the underwriter has agreed to purchase the shares in the Secondary Offering (the “Purchase Price”).

Section 1.2 Closing. The closing of the Repurchase Transaction (the “Closing”) will take place concurrently with the closing of the Secondary Offering and the delivery to the underwriter of the shares purchased in the Secondary Offering (the “Closing Date”). At the Closing, (a) each Seller shall deliver or cause to be delivered to the Purchaser all of such Seller’s right, title and interest in and to the Shares by an appropriate method reasonably agreed to by the Purchaser and such Seller, together, in each case, with all documentation reasonably necessary to transfer to Purchaser right, title and interest in and to the Shares and (b) the Purchaser shall pay to each Seller its respective portion of the Purchase Price in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by such Seller to the Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller, severally and not jointly, hereby makes the following representations and warranties to the Purchaser, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date.

Section 2.1 Existence and Power.

(a) Such Seller has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Seller hereunder;

(b) The sale of the Shares to be sold by such Seller hereunder and the compliance by such Seller with this Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller is subject, (B) result in any violation of the provisions of the certificate of incorporation or by-laws of such Seller if such Seller is a corporation or the partnership agreement of such Seller if such Seller is a partnership or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Seller or any of its subsidiaries or any property or assets of such Seller, except, in the case of (A) and (C), as would not, individually or in the aggregate, affect the validity of the Shares to be sold by such Seller or reasonably be expected to materially impact such Selling Stockholder’s ability to perform its obligations under this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by such Seller of its obligations under this Agreement and the consummation by such Seller of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Seller hereunder.

Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by such Seller and constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity.

Section 2.3 Title to Shares. Such Seller has, and immediately prior to the delivery of the Shares to the Company at the Closing such Seller will have, valid and unencumbered title to the Shares to be sold by such Seller hereunder at the Closing; and, upon delivery of such Shares and payment therefor pursuant hereto, valid and unencumbered title to such Shares will pass to the Purchaser.

Section 2.4 Sophistication of Seller. Such Seller acknowledges and agrees that, except as set forth in this Agreement, the Purchaser is not making any express or implied warranties in connection with the Repurchase Transaction. Such Seller has such knowledge and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of making their investment decision regarding the Repurchase Transaction and of making an informed investment decision. Such Seller and/or its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Purchaser concerning the Shares and the Purchaser and all such questions have been answered to such Seller’s full satisfaction. Such Seller is not relying on the Purchaser with respect to the tax and other economic considerations of the Repurchase Transaction, and such Seller has relied on the advice of, or have consulted with, such Seller’s own advisors.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby makes the following representations and warranties to the Sellers, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date.

Section 3.1 Existence and Power.

(a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to execute and deliver this Agreement, to perform the Purchaser’s obligations hereunder, and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby (i) does not require the consent, approval, authorization, order, registration or qualification of, or filing with, any governmental authority or court, or body or arbitrator having jurisdiction over the Purchaser; and (ii) except as would not have an adverse effect on the ability of Purchaser to consummate the transactions contemplated by this Agreement, does not and will not constitute or result in a breach, violation or default under, any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which Purchaser is a party, with the Purchaser’s certificate of incorporation or bylaws, or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of the Purchaser or cause the acceleration or termination of any obligation or right of the Purchaser or any other party thereto.

Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity.

Section 3.3 Sufficient Funds. Purchaser has as of the date hereof and will have as of the Closing Date access to fully committed funds sufficient to consummate the transactions contemplated by this Agreement.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Notice. Any notice provided for in this Agreement shall be delivered in accordance with Section 7.02 of the Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), dated December 10, 2013, as amended, by and among Purchaser, Aramark Intermediate HoldCo Corporation and the stockholders named therein.

Section 4.2 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.3 Assignment; Binding Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

Section 4.4 Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Governing Law; Waiver of Jury Trial. This Agreement and any matters related to this transaction shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without giving effect to principles of conflicts of laws. The Company and each Seller agrees that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and each Seller agrees to submit to the jurisdiction of, and to venue in, such courts. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement or any transaction contemplated hereby.

Section 4.6 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 4.7 Release. Except in respect of any claim of a breach of this Agreement, (i) each Seller does hereby release the Purchaser, its shareholders, its affiliates and successors, and all of the Purchaser’s directors, officers, employees and agents (collectively, the “Company Parties”), and agree to hold them, and each of them, harmless from any and all claims or causes of action that such Seller may now have or know about, or hereafter may learn about, arising out of or in any way connected with the Repurchase Transaction and such Seller agrees that it will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase Transaction, and (ii) Purchaser does hereby release each Seller, its general and limited partners, affiliates and successors, and all of such Seller’s directors, officers, managers, members, employees and agents (collectively, the “Seller Parties”), and agree to hold them, and each of them, harmless from any and all claims or causes of action that Purchaser may now have or know about, or hereafter may learn about, arising out of or in any way connected with the Repurchase Transaction and Purchaser agrees that Purchaser will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase Transaction. The parties acknowledge that the foregoing release includes, but is not limited to, any claim arising under any federal, state, or local law, whether statutory or judicial, or ordinance, or any administrative regulation.

Section 4.8 Waiver; Consent. This Agreement and its terms may not be changed, amended, waived, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto.

Section 4.9 No Broker. Except as previously disclosed to each other party, no party has engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement.

Section 4.10 Further Assurances. Each party hereto hereby agrees to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions consistent with the terms of this Agreement as may be reasonably necessary in order to accomplish the transactions contemplated by this Agreement.

Section 4.11 Costs and Expenses. Each party hereto shall each pay their own respective costs and expenses in connection with the negotiation, preparation, execution and performance of this Agreement.

Section 4.12 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 4.13 Termination. This Agreement may be terminated and the Repurchase Transaction abandoned at any time prior to the Closing Date by mutual written consent of each party and will be automatically terminated and be of no further force and effect in the event that the Secondary Offering has not been completed by August 31, 2015.

(Signatures appear on the next page.)

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE PURCHASER:

ARAMARK

By:	/s/ Stephen P. Bramlage, Jr.
Name:	Stephen P. Bramlage, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Share Repurchase Agreement]

THE SELLERS:

GS CAPITAL PARTNERS V FUND, L.P.

By:	GSCP V Advisors, L.L.C., its General Partner

By:	/s/ John F. Daly
	Name:	John F. Daly
	Title:	Vice President

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:	GSCP V Offshore Advisors, L.L.C., its General Partner

By:	/s/ John F. Daly
	Name:	John F. Daly
	Title:	Vice President

GS CAPITAL PARTNERS V GMBH & CO. KG

By:	GS Advisors V, L.L.C., its Managing Limited Partner

By:	/s/ John F. Daly
	Name:	John F. Daly
	Title:	Vice President

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GS Advisors V, L.L.C. Limited Partner

By:	/s/ John F. Daly
	Name:	John F. Daly
	Title:	Vice President

[Signature Page to Share Repurchase Agreement]

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

THL EQUITY FUND VI INVESTORS (ARAMARK), LLC
By: THL Equity Advisors VI, LLC, its manager
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

PUTNAM INVESTMENT HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC
By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Signature Page to Share Repurchase Agreement]

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:	Warburg Pincus IX GP L.P., its General Partner
By:	WPP GP LLC, its General Partner
By:	Warburg Pincus Partners L.P., its Managing Member
By:	Warburg Pincus Partners GP LLC, its General Partner
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ David Barr
	Name:	David Barr
	Title:	President

[Signature Page to Share Repurchase Agreement]